                                                                    Exhibit 10.6

                               SECURITY AGREEMENT

                                                            DATE: March 30, 1999

         DM Management Company, of 25 Recreation Park Drive, Hingham, Massachusetts (hereinafter called the DEBTOR), for valuable consideration, receipt whereof is hereby acknowledged, hereby grants to Belknap County Economic Development Council, Inc. , a non-profit corporation, organized and existing under the laws of the State of New Hampshire and having a principal place of business at 64 Court Street, Laconia, New Hampshire (hereinafter called the SECURED Party), a security interest in the following property (including any hereafter delivered to DEBTOR) and any and all additions, accessions, and substitutions thereto or therefor and any or all proceeds thereof, viz: Specific business assets located at: its Tilton, New Hampshire facility (the premises), as set forth in SCHEDULE A attached and made a part hereof; to secure Debtors obligations under the Loan Agreement between DEBTOR and SECURED PARTY of even date herewith (the "Loan Agreement").


         DEBTOR hereby warrants and covenants:

1. That except for the security interest granted hereby DEBTOR is, or to the extent that this agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or other encumbrance; and that DEBTOR will defend the Collateral against all claims and demands of all persons, at any time claiming the same or any interest;

2. That the Collateral is not used or bought primarily for personal, family or household purposes;

3. That the Collateral will be kept at DEBTOR's place of business at 100 Birch Pond Drive, Tilton, New Hampshire; that DEBTOR will promptly notify SECURED PARTY of any change in the location of the Collateral within said State; and that DEBTOR will not remove the Collateral from said State without the written consent of SECURED PARTY;

4. That no Financing Statement covering any Collateral or any proceeds hereof is on file in any public office, and at the request of SECURED PARTY, DEBTOR will join with SECURED PARTY in executing one or more Financing Statements pursuant to the Uniform Commercial Code in form satisfactory to SECURED PARTY and will pay the cost of filing the same in all public offices wherever filing is deemed by SECURED PARTY to be necessary or desirable;

5. That DEBTOR will not sell or offer to sell or otherwise transfer the Collateral or any interest therein without the written consent of SECURED PARTY, except within the normal course of its business;

6. That DEBTOR will have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, and other risks as SECURED PARTY may require, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to SECURED PARTY, such insurance to be payable to SECURED PARTY and DEBTOR as their interests may appear; that all policies of insurance shall provide for ten days' written minimum cancellation notice to SECURED PARTY and at request of SECURED PARTY copies of such policies shall be delivered to and held by it.

7. That DEBTOR will keep the Collateral free from any adverse lien, security interest or encumbrance except those set forth on Exhibit A hereto ("permitted Encumbrances") and in good order and repair and will not waste or destroy the Collateral or any part thereof; that DEBTOR will not use the Collateral in violation of any statute or ordinance; that SECURED PARTY may examine and inspect the Collateral at any time, wherever located; and that the security interest set forth in this Security Agreement does not violate the provisions of any prior security agreements;

8. That DEBTOR will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this agreement or upon any note or notes evidencing the Obligations;

9. At all reasonable times, and with reasonable notice, the DEBTOR will permit the SECURED PARTY, its accountants, auditors, or attorneys to make such examination and inspection of the DEBTOR's books, accounts, orders, correspondence and other records, relating to the collateral including the making of copies thereof or extracts therefrom, as the SECURED PARTY may request;

10. At the request of the SECURED PARTY, the DEBTOR will execute and deliver to the SECURED PARTY such further documents and instruments of assurance and will do such further acts as the SECURED PARTY may deem necessary or advisable to assure to the SECURED PARTY all rights given or intended to be given to the SECURED PARTY hereby or hereunder;

         At its option, and upon five (5) days prior written notice to Debtor, except for Permitted Encumbrances, SECURED PARTY may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. DEBTOR agrees to reimburse SECURED PARTY on demand for any payment made or any expense incurred by SECURED PARTY pursuant to the foregoing authorization.

         Until an event of default under the Loan Agreement shall occur and be continuing, DEBTOR may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy of insurance thereon.

         DEBTOR shall be in default under this agreement upon the occurrence of any event of default specified in the Loan Agreement.

         Upon the occurrence and continuance of such an event of default SECURED PARTY may declare all obligations secured hereby immediately due and payable and shall have the remedies of a secured party under the Uniform Commercial Code. SECURED PARTY may require DEBTOR to assemble the Collateral and make it available to SECURED PARTY at a place to be designated by SECURED PARTY which is reasonably convenient to both parties. Whenever notification with respect to the sale or other disposition of the Collateral is required by law, such notification of the time and place of public sale, or of the date after which a private sale or other intended disposition is to be made, shall be deemed reasonable if mailed, postage prepaid, addressed to DEBTOR at the mailing address hereinabove given at least ten (10) days before the time of such public sale or the date after which any such private sale or other intended disposition is to be made, as the case may be. Expenses of retaking, holding, preparing for sale, selling or the like shall include SECURED PARTY's reasonable attorneys' fees and legal expenses.

         No waiver by SECURED PARTY of any default shall operate as a waiver of any other default or of the same default on a future occasion.

         All rights of SECURED PARTY hereunder shall inure to the benefit of its successors and assigns; and all obligations of the DEBTOR shall bind its successors or assigns.

         Schedule A may be amended hereafter by the submission from DEBTOR to SECURED PARTY of a list of additional equipment purchased with proceeds of the funds borrowed under the Loan Agreement.

         This agreement shall become effective when it is signed by DEBTOR. This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the law of New Hampshire.


Executed on the day and year first above written.


                                    DEBTOR: DM Management Company

Steven D. Epstein                   /s/ Peter J. Tulp
------------------------            ---------------------------------------
witness                             Peter J. Tulp, VP Finance, Corporate
                                    Controller




                                    SECURED PARTY: Belknap County
                                    Economic Development Council, Inc.

Steven D. Epstein                    /s/ Eliza Leadbeater
------------------------            ---------------------------------------
witness                             By:  Eliza Leadbeater
                                    Its: Executive Director
                                    Hereunto Duly Authorized

                                   DM MANAGEMENT
                                  BELKNAP CLY LOAN:
                      ASSETS SPECIFICALLY IDENTIFIED THRU 3/2/99
                                      SCHEDULE A



      Asset                 Purchased From                        Invoice #                Amount              Total
      -----                 --------------                        ---------                ------              -----

                                                                                                           [ILLEGIBLE]

ergonomic workstations ergogenic technology                     quote 9807-03, invoice     4345,4348
  26 PR 770 CD-2 workstations @ $1,197 each                                      4355    $ 31,122.00
  14 (of 44 ttl) PR 770 CD-2 workstations @ $1,197 each       quote 9807-00 add          $ 16,758.00       [ILLEGIBLE]
  delivery on above   roberts white glove services                    102058051          $  1,406.00
                                                                                          -----------
                                                                                         $ 49,286.00      $    49,288.00
                                                                                          -----------
                                                                                          -----------
                                                                                                          $    80,886.00

                                  Exhibit A


     i) Liens for taxes not yet due or liens for taxes being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of DEBTOR in accordance with generally accepted accounting principles;

     ii) Liens on property or assets of DEBTOR that were incurred in the ordinary course of business, such as landlords' and mechanics' liens and other similar liens arising in the ordinary course of business and that (x) do not in the aggregate materially detract from the value of the property or assets subject thereto or materially impair the use thereof in the operation of the business of DEBTOR or (y) that are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such lien; and

     iii) Subordinated liens of Citizens Bank of Massachusetts

         UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

        IMPORTANT -- READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM.

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commerical Code.

-------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and     2. Secured Party(ies) Name(s)        3. For Filing Officer: Date, Time,
   Address(es).                           and Address(es).                     No. Filing Office

   DM Management Company                  Belknap County Economic
   25 Recreation Park Drive               Development Council
   Hingham, MA  02043                     64 Court Street
                                          Laconia, NH  03246

/ /  The Debtor is a Transmitting Utility
-------------------------------------------------------------------------------------------------------------------------------
  4. This Financing Statement covers the following types (or items) of property:

     Equipment more particularly described in Schedule A attached and located at:

              100 Birch Pond Drive
              Tilton, NH  03276

                                                -------------------------------------------------------------------------------
/ /  Products of the Collateral are             5. Name of a Record Owner: Birch Pond Realty Corporation
     also covered.
-------------------------------------------------------------------------------------------------------------------------------
6. (a) / / The described crops are              7. Describe Real Estate Here:         8. / / This Statement is to be indexed
           growing or are to be grown on: -                                                  in the Real Estate Records
   (b) / / The described goods are or are to
           be fixtures on: -
   (c) / / The lumber to be cut or minerals
           or the like (including oil and gas)
           is on: -
        *  Describe Real Estate in Box 7.
-------------------------------------------------------------------------------------------------------------------------------
9.  This Statement is filed without the debtor's signature to perfect a security interest in collateral (see instruction No. 9)
-------------------------------------------------------------------------------------------------------------------------------
10. Filed with:  NH Secretary of State                                           11. No. of Additional Sheets Presented:  1
-------------------------------------------------------------------------------------------------------------------------------
                 DM Management Company                      Belknap County Economic Development Council
         -------------------------------------------        ------------------------------------------------------

         By: /s/ Peter J. Tulp                              By: /s/  Eliza Leadbeder
            ----------------------------------------           ---------------------------------------------------
            Signature(s) of Debtor(s) or Assignor(s)           Signature(s) of Secured Party(ies) or Assignee(s)
                                                                             STATE OF NEW HAMPSHIRE

     (1) FILING OFFICER COPY -- ALPHABETICAL
         DM Management Company                   Belknap County Economic
         25 Recreation Park Drive                Development Council
         Hingham, MA  02043                      64 Court Street
                                                 Laconia, NH  03246

/ / The Debtor is a Transmitting Utility
-------------------------------------------------------------------------------------------------------------------------------
4.  This Financing Statement covers the following types (or items) of property:

    Equipment more particularly described in Schedule A attached and located at:
           100 Birch Pond Drive
           Tilton, NH  03276

                                                -------------------------------------------------------------------------------
/ / Products of the Collateral are              5. Name of a Record Owner: Birch Pond Realty Corporation
    also covered.
-------------------------------------------------------------------------------------------------------------------------------
6. (a) / / The described crops are              7. Describe Real Estate Here:         8. / / This Statement is to be indexed
           growing or are to be grown on: -                                                  in the Real Estate Records
   (b) / / The described goods are or are to
           be fixtures on: -
   (c) / / The lumber to be cut or minerals
           or the like (including oil and gas)
           is on: -
        *  Describe Real Estate in Box 7.
-------------------------------------------------------------------------------------------------------------------------------
9.  This Statement is filed without the debtor's signature to perfect a security interest in collateral (see instruction No. 9)
-------------------------------------------------------------------------------------------------------------------------------
10. Filed with:  Belknap County Registry of Deeds                                 11. No. of Additional Sheets Presented:  1
-------------------------------------------------------------------------------------------------------------------------------
                 DM Management Company                      Belknap County Economic Development Council
         -------------------------------------------        ------------------------------------------------------

         By: /s/ Peter J. Tulp                              By: /s/  Eliza Leadbeder
            ----------------------------------------           ---------------------------------------------------
            Signature(s) of Debtor(s) or Assignor(s)           Signature(s) of Secured Party(ies) or Assignee(s)
                                                                             STATE OF NEW HAMPSHIRE

         UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

        IMPORTANT -- READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM.

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commerical Code.

-------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and     2. Secured Party(ies) Name(s)        3. For Filing Officer: Date, Time,
   Address(es).                           and Address(es).                     No. Filing Office

   DM Management Company                  Belknap County Economic
   25 Recreation Park Drive               Development Council
   Hingham, MA  02043                     64 Court Street
                                          Laconia, NH  03246

/ /  The Debtor is a Transmitting Utility
-------------------------------------------------------------------------------------------------------------------------------
  4. This Financing Statement covers the following types (or items) of property:

     Equipment more particularly described in Schedule A attached and located at:

              100 Birch Pond Drive
              Tilton, NH  03276

                                                -------------------------------------------------------------------------------
/ /  Products of the Collateral are             5. Name of a Record Owner: Birch Pond Realty Corporation
     also covered.
-------------------------------------------------------------------------------------------------------------------------------
6. (a) / / The described crops are              7. Describe Real Estate Here:         8. / / This Statement is to be indexed
           growing or are to be grown on: -                                                  in the Real Estate Records
   (b) / / The described goods are or are to
           be fixtures on: -
   (c) / / The lumber to be cut or minerals
           or the like (including oil and gas)
           is on: -
        *  Describe Real Estate in Box 7.
-------------------------------------------------------------------------------------------------------------------------------
9.  This Statement is filed without the debtor's signature to perfect a security interest in collateral (see instruction No. 9)
-------------------------------------------------------------------------------------------------------------------------------
10. Filed with:  Town of Tilton                                                   11. No. of Additional Sheets Presented:  1
-------------------------------------------------------------------------------------------------------------------------------
                 DM Management Company                      Belknap County Economic Development Council
         -------------------------------------------        ------------------------------------------------------

         By: /s/ Peter J. Tulp                             By: /s/  Eliza Leadbeder
            ----------------------------------------           ---------------------------------------------------
            Signature(s) of Debtor(s) or Assignor(s)           Signature(s) of Secured Party(ies) or Assignee(s)
                                                                             STATE OF NEW HAMPSHIRE

     (1) FILING OFFICER COPY -- ALPHABETICAL
